COLUMBIA FUNDS SERIES TRUST

Columbia Mid Cap Value Fund

(the “Fund”)

Supplement dated November 1, 2012 to

the Fund’s Class Y prospectus dated July 1, 2012, as supplemented

The Fund’s prospectus offering Class Y shares is revised and supplemented as follows:

The section of the Fund’s prospectus entitled “Columbia Mid Cap Value Fund – Fees and Expenses of the Fund” is modified by deleting the table entitled “Annual Fund Operating Expenses” and the expense example table in the subsection entitled “Example” and replacing them with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Y Shares
Management fees(a)	0.70%
Distribution and/or service (Rule 12b-1) fees	0.00%
Other expenses(b)	0.03%
Total annual Fund operating expenses	0.73%
(a) Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
(b) Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.

Example

	1 year	3 years	5 years	10 years
Class Y Shares	$75	$233	$406	$906

Shareholders should retain this Supplement for future reference.

C-1219-1 A (11/12)